EXHIBIT 10.9

                                TABLE OF CONTENTS

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ARTICLE I  DEFINITIONS............................................................................1

     SECTION 1.1 DEFINITIONS......................................................................1

ARTICLE II  AMOUNT AND TERMS OF THE CREDIT FACILITY...............................................6

     SECTION 2.1 REVOLVING ADVANCES...............................................................6
     SECTION 2.2 INTEREST; MINIMUM INTEREST CHARGE; DEFAULT INTEREST..............................7
     SECTION 2.3 FEES.............................................................................7
     SECTION 2.4 COMPUTATION OF INTEREST AND FEES; WHEN INTEREST DUE AND PAYABLE..................7
     SECTION 2.5 DISCRETIONARY NATURE OF CREDIT FACILITY; AUTOMATIC RENEWAL.......................7
     SECTION 2.6 VOLUNTARY PREPAYMENT; TERMINATION OF THE CREDIT FACILITY BY THE BORROWER.........8
     SECTION 2.7 TERMINATION PREPAYMENT FEES; WAIVER OF TERMINATION FEES..........................8
     SECTION 2.8 MANDATORY PREPAYMENT.............................................................8
     SECTION 2.9 ADVANCES WITHOUT REQUEST.........................................................8

ARTICLE III  SECURITY INTEREST....................................................................9

     SECTION 3.1 GRANT OF SECURITY INTEREST.......................................................9
     SECTION 3.2 NOTIFICATION OF ACCOUNT DEBTORS AND OTHER OBLIGORS..............................10
     SECTION 3.3 ASSIGNMENT OF INSURANCE.........................................................10
     SECTION 3.4 OCCUPANCY.......................................................................10
     SECTION 3.5 LICENSE.........................................................................11
     SECTION 3.6 FILING A COPY...................................................................11

ARTICLE IV  CONDITIONS OF LENDING................................................................11

     SECTION 4.1 CONDITIONS PRECEDENT TO THE LENDER'S WILLINGNESS TO CONSIDER MAKING ADVANCES....11
     SECTION 4.2 CONDITIONS PRECEDENT TO ALL ADVANCES............................................12

ARTICLE V  REPRESENTATIONS AND WARRANTIES........................................................13

     SECTION 5.1 NAME; LOCATIONS; TAX ID NO.; SUBSIDIARIES.......................................13
     SECTION 5.2 FINANCIAL CONDITION; NO ADVERSE CHANGE..........................................13

ARTICLE VI  COVENANTS OF THE BORROWER............................................................13

     SECTION 6.1 REPORTING REQUIREMENTS..........................................................13
     SECTION 6.2 INSPECTION......................................................................15
     SECTION 6.3 ACCOUNT VERIFICATION............................................................15
     SECTION 6.4 NO OTHER LIENS..................................................................16
     SECTION 6.5 INSURANCE.......................................................................16
     SECTION 6.6 PERFORMANCE BY THE LENDER.......................................................16
     SECTION 6.7 MINIMUM BOOK NET WORTH..........................................................16
     SECTION 6.8 NEW COVENANTS...................................................................17
     SECTION 6.9 CAPITAL EXPENDITURES............................................................17
     SECTION 6.10 NO SALE OR TRANSFER OF COLLATERAL AND OTHER ASSETS.............................17
     SECTION 6.11 PLACE OF BUSINESS; NAME........................................................17

ARTICLE VII  EVENTS OF DEFAULT, RIGHTS AND REMEDIES..............................................18

     SECTION 7.1 EVENTS OF DEFAULT...............................................................18
     SECTION 7.2 RIGHTS AND REMEDIES.............................................................18
     SECTION 7.3 CERTAIN NOTICES.................................................................18

ARTICLE VIII  MISCELLANEOUS......................................................................19
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     SECTION 8.1 NO WAIVER; CUMULATIVE REMEDIES..................................................19
     SECTION 8.2 AMENDMENTS, ETC.................................................................19
     SECTION 8.3 ADDRESSES FOR NOTICES, ETC......................................................19
     SECTION 8.4 COSTS AND EXPENSES..............................................................19
     SECTION 8.5 INDEMNITY.......................................................................19
     SECTION 8.6 BINDING EFFECT; ASSIGNMENT; COUNTERPARTS; EXCHANGING INFORMATION................20
     SECTION 8.7 FURTHER DOCUMENTS...............................................................21
     SECTION 8.8 GOVERNING LAW; JURISDICTION, VENUE; WAIVER OF JURY TRIAL........................21

         EXHIBIT A TO CREDIT AND SECURITY AGREEMENT REVOLVING NOTE................................1

         EXHIBIT B TO CREDIT AND SECURITY AGREEMENT COMPLIANCE CERTIFICATE........................1
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                          CREDIT AND SECURITY AGREEMENT

                          Dated as of October 23, 1998

            XATA CORPORATION, a Minnesota corporation (the "Borrower"), and NORWEST BUSINESS CREDIT, INC., a Minnesota corporation (the "Lender"), hereby agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

            Section 1.1 Definitions. For all purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires:

            "Accounts" means the aggregate unpaid obligations of customers and other account debtors to the Borrower arising out of the sale or lease of goods or rendition of services by the Borrower on an open account or deferred payment basis, whether now existing or hereafter arising.

            "Advance" means a Revolving Advance.

            "Affiliate" means any Person controlled by, controlling or under common control with the Borrower, including (without limitation) any Subsidiary of the Borrower. For purposes of this definition, "control," when used with respect to any specified Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise.

            "Agreement" means this Credit and Security Agreement, as amended, supplemented and restated from time to time.

            "Base Rate" means the rate of interest publicly announced from time to time by Norwest Bank Minnesota, National Association as its "base rate" or, if such bank ceases to announce a rate so designated, any similar successor rate designated by the Lender.

            "Book Net Worth" means the aggregate of the common and preferred stockholders' equity in the Borrower, determined in accordance with GAAP, provided that Debt subordinated to the Obligations that is converted to equity shall be excluded when determining the Borrower's compliance with any financial covenant using this definition.

            "Borrowing Base" means, at any time and subject to change from time to time in the Lender's sole discretion, the lesser of:

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                  (a)   the Maximum Line; or

                  (b)   the sum of:

                        (i)   the lesser of (A) 80% of Eligible Accounts, plus

                        (ii)  the lesser of (A) 50% of Eligible Inventory or
                              (B) $25,000.

            "Capital Expenditures" for a period means any expenditure of money for the lease; purchase or other acquisition of any capitalized asset, except capital software, or for the lease of any other asset whether payable currently or in the future.

            "Collateral" has the meaning given in Section 3.1.

            "Collateral Account" has the meaning given in the Collateral Account Agreement.

            "Collateral Account Agreement" means the Collateral Account Agreement of even date herewith by and among the Borrower, Norwest Bank Minnesota, National Association and the Lender.

            "Credit Facility" means the discretionary credit facility made available to the Borrower pursuant to Article II.

            "Debt" of any Person means all items of indebtedness or liability which in accordance with GAAP would be included in determining total liabilities as shown on the liabilities side of a balance sheet of that Person as at the date as of which Debt is to be determined. For purposes of determining a Person's aggregate Debt at any time, "Debt" shall also include the aggregate payments required to be made by such Person at any time under any lease that is considered a capitalized lease under GAAP.

            "Default" means an event that, with giving of notice or passage of time or both, would constitute an Event of Default.

            "Default Period" means any period of time beginning on the first day of any month during which a Default or Event of Default has occurred and ending on the date the Lender notifies the Borrower in writing that such Default or Event of Default has been cured or waived.

            "Default Rate" means an annual rate equal to three percent (3.00%) over the Floating Rate, which rate shall change when and as the Floating Rate changes.

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            "Eligible Accounts" means all unpaid Accounts, net of any credits, except the following shall not in any event be deemed Eligible Accounts:

                  (i) That portion of Accounts, other than Accounts owed by
            Ryder, over 90 days past invoice date or, if the Lender in its discretion has determined that a particular dated Account of 120 days or less from invoice date may be eligible, that portion of such Account which is more than 30 days past the stated due date;

                  (ii) That portion of Accounts owed by Ryder over 120 days past invoice date;

                  (iii) That portion of Accounts that are disputed or subject to a claim of offset or a contra account;

                  (iv) That portion of Accounts not yet earned by the final
            delivery of goods or rendition of services, as applicable, by the Borrower to the customer;

                  (v) Accounts owed by any unit of government, whether foreign or domestic (provided, however, that there shall be included in Eligible Accounts that portion of Accounts owed by such units of government for which the Borrower has provided evidence satisfactory to the Lender that (A) the Lender has a first priority perfected security interest and (B) such Accounts may be enforced by the Lender directly against such unit of government under all applicable laws);

                  (vi) Accounts owed by an account debtor located outside the
            United States which are not backed by a bank letter of credit assigned to the Lender, in the possession of the Lender and acceptable to the Lender in all respects, in its sole discretion;

                  (vii) Accounts owed by an account debtor that is the subject of bankruptcy proceedings or has gone out of business;

                  (viii) Accounts owed by a shareholder, subsidiary, affiliate, officer or employee of the Borrower;

                  (ix) Accounts not subject to a duly perfected security
            interest in favor of the Lender or which are subject to any lien, security interest or claim in favor of any Person other than the Lender including without limitation any payment or performance bond;

                  (x) That portion of Accounts that have been restructured,
            extended, amended or modified;

                  (xi) That portion of Accounts that constitutes finance
            charges, service charges or sales or excise taxes;

                  (xii) Accounts owed by an account debtor, regardless of
            whether otherwise eligible, if 10% or more of the total amount due under Accounts from such debtor is ineligible under clauses (i),
            (ii), (iii) or (x) above; and


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                  (xiii) Accounts, or portions thereof, otherwise deemed
            ineligible by the Lender in its sole discretion.

            "Eligible Inventory" means all Inventory of the Borrower, at the lower of cost or market value as determined in accordance with GAAP; provided, however, that the following shall not in any event be deemed Eligible Inventory:

                  (i) Inventory that is: in-transit; located at any warehouse, job site or other premises not approved by the Lender in writing; located outside of the states, or localities, as applicable, in which the Lender has filed financing statements to perfect a first priority security interest in such Inventory; covered by any negotiable or non-negotiable warehouse receipt, bill of lading or other document of title; on consignment from any Person; on consignment to any Person or subject to any bailment unless such consignee or bailee has executed an agreement with the Lender;

                  (ii) Supplies, packaging or parts Inventory;

                  (iii) Work-in-process Inventory;

                  (iv) Inventory that is damaged, slow moving, obsolete or not currently saleable in the normal course of the Borrower's operations;

                  (v) Inventory that is perishable or live;

                  (vi) Inventory manufactured by the Borrower pursuant to a
            license unless the applicable licensor has agreed in writing to permit the Lender to exercise its rights and remedies against such Inventory;

                  (vii) Inventory that the Borrower has returned, has attempted to return, is in the process of returning or intends to return to the vendor thereof;

                  (viii) Inventory that is subject to a security interest in favor of any Person other than the Lender;

                  (ix) Sample Inventory;

                  (x) Inventory at a particular location if the value of the same is less than 10% of total Inventory; and

                  (xi) Inventory otherwise deemed ineligible by the Lender in its sole discretion.

            "Event of Default" has the meaning specified in Section 7.1.

            "Floating Rate" means an annual rate equal to the sum of the Base Rate plus two percent (2.00%), which annual rate shall change when and as the Base Rate changes.

            "GAAP" means generally accepted accounting principles, applied on a basis consistent with the accounting practices applied in the financial statements described in Section 5.2.


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            "Inventory" means all of the Borrower's inventory, as such term is defined in the UCC, whether now owned or hereafter acquired.

            "Loan Documents" means this Agreement, the Note, the Security Documents, the Support Agreement and the Disclosure by the Borrower in favor of the Lender of even date herewith.

            "Lockbox" has the meaning given in the Lockbox Agreement.

            "Lockbox Agreement" means the Lockbox Agreement by and among the Borrower, Norwest Bank Minnesota, National Association and, the Lender, of even date herewith.

            "Maturity Date" has the meaning given in Section 2.5.

            "Maximum Line" means $1,500,000.

            "Minimum Interest Charge" has the meaning given in Section 2.2(b).

            "Offset Waiver Agreement" means the Agreement to Waive Setoff Rights of even date herewith by and between Ryder and the Lender.

            "Note" means the Revolving Note.

            "Obligations" means each and every debt, liability and obligation of every type and description which the Borrower may now or at any time hereafter owe to the Lender, including all indebtedness arising under this Agreement, the Note or any other loan or credit agreement or guaranty between the Borrower and the Lender, whether now in effect or hereafter entered into.

            "Offset Waiver Agreement" means the Agreement to Waive Setoff Rights of even date herewith by and between Ryder and the Lender.

            "Original Maturity Date" means the one year anniversary of the date of this Agreement.

            "Permitted Lien" means mortgages, deeds of trust, pledges, liens, security interests, adverse claims, assignments or transfers of interests in the Collateral acceptable to the Lender in its sole discretion.

            "Person" means any individual, corporation, partnership, joint venture, limited liability company, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

            "Premises" means all premises where the Borrower conducts its business and has any rights of possession.


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            "Revolving Advance" has the meaning given in Section 2.1.

            "Revolving Note" means the Borrower's revolving promissory note, payable to the order of the Lender in substantially the form of Exhibit A hereto and any note or notes issued in substitution therefor, as the same may hereafter be amended, supplemented or restated from time to time.

            "Ryder" means Ryder Dedicated Logistics, Inc., a ____________ corporation.

            "Security Documents" means this Agreement, the Collateral Account Agreement and the Lockbox Agreement.

            "Security Interest" has the meaning given in Section 3.1.

            "Support Agreement" means the Support Agreement of even date herewith by and between the Lender and Dennis R. Johnson.

            "Termination Date" means the Maturity Date or the date the Lender demands payment pursuant to Section 2.5 or Section 7.2, or the Borrower terminates the Credit Facility pursuant to Section 2.6, as the case may be.

            "UCC" means the Uniform Commercial Code as in effect from time to time in the State of Minnesota.

                                   ARTICLE II

                     AMOUNT AND TERMS OF THE CREDIT FACILITY

            Section 2.1 Revolving Advances. The Lender may, in its sole discretion, make advances to the Borrower from time to time from the date this Agreement is signed and delivered to the Termination Date, on the terms and subject to the conditions herein set forth (each a "Revolving Advance"). The Lender shall not consider any request for a Revolving Advance if, after giving effect to such requested Revolving Advance, the sum of the outstanding and unpaid Revolving Advances would exceed the Borrowing Base. The Borrower's obligation to pay the Revolving Advances shall be evidenced by the Revolving Note and shall be secured by the Collateral. Within the limits set forth in this
Section 2.1, the Borrower may request Revolving Advances, prepay, and request additional Revolving Advances. The Borrower shall make each request for a Revolving Advance to the Lender before 11:00 a.m. (Minneapolis time) of the day of the requested Revolving Advance. Requests may be made in writing or by telephone.


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            Section 2.2 Interest; Minimum Interest Charge; Default Interest. All
interest shall be payable monthly in arrears on the first day of the month and on demand.

            (a) REVOLVING NOTE. Except as set forth in subsections (c) and (d), the outstanding principal balance of the Revolving Note shall bear interest at the Floating Rate.

            (b) MINIMUM INTEREST CHARGE. Notwithstanding the interest payable pursuant to subsection (a), the Borrower shall pay to the Lender interest of not less than $72,000 per calendar year (the "Minimum Interest Charge") during the term of this Agreement, and the Borrower shall pay any deficiency between the Minimum Interest Charge and the amount of interest otherwise calculated under subsection (a) on the date and in the manner provided in Section 2.4.

            (c) DEFAULT INTEREST RATE. At any time during any Default Period, in the Lender's sole discretion and without waiving any of its other rights and remedies, the principal of the Advances outstanding from time to time shall bear interest at the Default Rate, effective for any periods designated by the Lender from time to time during that Default Period.

            (d) USURY. In any event no rate change shall be put into effect which would result in a rate greater than the highest rate permitted by law.

            Section 2.3 Fees.

            (a) ORIGINATION FEE. The Borrower hereby agrees to pay the Lender a fully earned and non-refundable origination fee of $15,000, due and payable upon the execution of this Agreement. The Lender acknowledges receipt of $5,000.00 toward payment of this fee and the fees, costs and expenses described in Sections 2.3(b) and 8.4.

            (b) AUDIT FEES. The Borrower hereby agrees to pay the Lender, on demand, audit fees in connection with any audits or inspections conducted by the Lender of any Collateral or the Borrower's operations or business at the rates established from time to time by the Lender as its audit fees (which fees are currently $62.50 per hour per auditor), together with all actual out-of-pocket costs and expenses incurred in conducting any such audit or inspection.

            Section 2.4 Computation of Interest and Fees; When Interest Due and Payable. Interest accruing on the outstanding principal balance of the Advances and fees hereunder outstanding from time to time shall be computed on the basis of actual number of days elapsed in a year of 360 days. Interest shall be payable in arrears on the first day of each month and on the Termination Date.

            Section 2.5 Discretionary Nature of Credit Facility; Automatic Renewal. THE LENDER MAY AT ANY TIME AND FOR ANY REASON REFUSE TO MAKE AN


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ADVANCE AND/OR DEMAND PAYMENT OF THE ADVANCES AND TERMINATE THIS AGREEMENT
WHETHER BORROWER IS OR IS NOT IN COMPLIANCE WITH THIS AGREEMENT. The Lender need not show that an adverse change has occurred in the Borrower's condition, financial or otherwise, in order to refuse to make any requested Advance or to demand payment of the Advances. Unless terminated by the Lender at any time or by the Borrower pursuant to Section 2.6, this Agreement shall remain in effect until the Original Maturity Date and, thereafter, shall automatically renew for successive one year periods. Each such anniversary date is herein referred to as a "Maturity Date".

            Section 2.6 Voluntary Prepayment; Termination of the Credit Facility by the Borrower. Except as otherwise provided herein, the Borrower may prepay the Revolving Advances in whole at any time or from time to time in part. The Borrower may terminate the Credit Facility at any time if it (i) gives the Lender at least 30 days' prior written notice and (ii) pays the Lender the termination fees in accordance with Section 2.7. If the Borrower terminates the revolving Credit Facility, all Obligations shall be immediately due and payable. Upon termination of the Credit Facility and payment and performance of all Obligations, the Lender shall release or terminate the Security Interest and the Security Documents to which the Borrower is entitled by law.

            Section 2.7 Termination Prepayment Fees; Waiver of Termination Fees.

            (a) TERMINATION FEES. If the Credit Facility is terminated for any reason as of a date other than the Maturity Date the Borrower shall pay the Lender a fee in an amount equal to the greater of (i) three percent (3%) of the Maximum Line, or (ii) the minimum interest charge payable pursuant to Section 2.2(b) less the amount of interest actually paid by the Borrower (i) if there has been no automatic renewal pursuant to
      Section 2.5, from the date hereof to such termination; or (ii) if there has been automatic renewal pursuant to Section 2.5, from the last Maturity Date to such termination.

            (b) WAIVER OF TERMINATION FEES. The Borrower will not be required to pay the termination fees otherwise due under this Section 2.7 if such termination is made because of refinancing by an affiliate of the Lender.

            Section 2.8 Mandatory Prepayment. Without notice or demand, if the outstanding principal balance of the Revolving Advances shall at any time exceed the Borrowing Base, the Borrower shall immediately prepay the Revolving Advances to the extent necessary to eliminate such excess.

            Section 2.9 Advances Without Request. The Borrower hereby authorizes the Lender, in its discretion, at any time or from time to time without the Borrower's request, to make Revolving Advances to pay accrued interest, fees, uncollected items that have been applied to the Obligations, and other Obligations due and payable from time to time.


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                                   ARTICLE III

                                SECURITY INTEREST

            Section 3.1 Grant of Security Interest. The Borrower hereby grants to the Lender a security interest (the "Security Interest") in the following collateral (the "Collateral"), as security for the payment and performance of the Obligations:

      INVENTORY: All inventory of Borrower, as such term is defined in the UCC, whether now owned or hereafter acquired, whether consisting of whole goods, spare parts or components, supplies or materials, whether acquired, held or furnished for sale, for lease or under service contracts or for manufacture or processing, and wherever located;

      ACCOUNTS AND OTHER RIGHTS TO PAYMENT: Each and every right of Borrower to the payment of money, whether such right to payment now exists or hereafter arises, whether such right to payment arises out of a sale, lease or other disposition of goods or other property, out of a rendering of services, out of a loan, out of the overpayment of taxes or other liabilities, or otherwise arises under any contract or agreement, whether such right to payment is created, generated or earned by Borrower or by some other Person who subsequently transfers such Person's interest to Borrower, whether such right to payment is or is not already earned by performance, and howsoever such right to payment may be evidenced, together with all other rights and interests (including all liens and security interests) which Borrower may at any time have by law or agreement against any account debtor or other obligor obligated to make any such payment or against any property of such account debtor or other obligor; all including all of Borrower's rights to payment in the form of all present and future accounts, contract rights, loans and obligations receivable, chattel papers, bonds, notes and other debt instruments, tax refunds and rights to payment in the nature of general intangibles;

      GENERAL INTANGIBLES: All of Borrower's general intangibles, as such term is defined in the UCC, whether now owned or hereafter acquired, including all present and future contract rights, patents, patent applications, copyrights, trademarks, trade names, trade secrets, customer or supplier lists and contracts, manuals, operating instructions, permits, franchises, the right to use Borrower's name, and the goodwill of Borrower's business; and

      INVESTMENT PROPERTY: All of Borrower's investment property, as such term is defined in the UCC, whether now owned or hereafter acquired, including but not limited to all securities, security entitlements, securities accounts, commodity contracts, commodity accounts, stocks, bonds, mutual fund shares, money market shares and U.S. Government securities;

      together with (i) all other collateral described in any Security Document,
      (ii) all substitutions and replacements for and products of any of the foregoing property,


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      (iii) in the case of all tangible property, together with (A) all accessions, accessories, attachments, parts, equipment and repairs now or hereafter attached or affixed to or used in connection with any such goods, and (B) all warehouse receipts, bills of lading and other documents of title now or hereafter covering such goods, and (iv) all proceeds of any and all of the foregoing property.

            Section 3.2 Notification of Account Debtors and Other Obligors. The Lender may at any time (either before or after the occurrence of an Event of Default) notify any account debtor or other Person obligated to pay the amount due that such right to payment has been assigned or transferred to the Lender for security and shall be paid directly to the Lender. The Borrower will join in giving such notice if the Lender so requests. At any time after the Borrower or the Lender gives such notice to an account debtor or other obligor, the Lender may, but need not, as the Borrower's agent and attorney-in-fact, notify the United States Postal Service to change the address for delivery of the Borrower's mail to any address designated by the Lender, otherwise intercept the Borrower's mail, and receive, open and dispose of the Borrower's mail, applying all Collateral as permitted under this Agreement and holding all other mail for the Borrower's account or forwarding such mail to the Borrower's last known address.

            Section 3.3 Assignment of Insurance. As additional security for the payment and performance of the Obligations, the Borrower hereby assigns to the Lender any and all monies (including, without limitation, proceeds of insurance and refunds of unearned premiums) due or to become due under, and all other rights of the Borrower with respect to, any and all policies of insurance now or at any time hereafter covering the Collateral or any evidence thereof or any business records or valuable papers pertaining thereto, and the Borrower hereby directs the issuer of any such policy to pay all such monies directly to the Lender. At any time, whether or not a Default Period then exists, the Lender may (but need not), in the Lender's name or in the Borrower's name, execute and deliver proof of claim, receive all such monies, endorse checks and other instruments representing payment of such monies, and adjust, litigate, compromise or release any claim against the issuer of any such policy.

            Section 3.4 Occupancy.

            (a) The Borrower hereby irrevocably grants to the Lender the right to take exclusive possession of the Premises at any time during any Default Period.

            (b) The Lender may use the Premises only to hold, process, manufacture, sell, use, store, liquidate, realize upon or otherwise dispose of goods that are Collateral and for other purposes that the Lender in good faith considers related.

            (c) The Lender's right to hold the Premises shall terminate upon the earlier of payment in full of all Obligations, or final sale or disposition of all goods constituting Collateral and delivery of all such goods to purchasers.


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            (d) The Lender shall not be obligated to pay or account for any rent or other compensation for the possession or use of any of the Premises; provided, however, that if the Lender does pay or account for any rent or other compensation for the possession or use of any of the Premises, the Borrower shall reimburse the Lender promptly for the full amount thereof and for, all taxes, fees, duties, imposts, charges and expenses at any time incurred by or imposed upon the Lender in connection the possession or use of any of the Premises.

            Section 3.5 License. The Borrower hereby grants to the Lender a non-exclusive, worldwide and royalty-free license to use or otherwise exploit all trademarks, franchises, trade names, copyrights and patents of the Borrower for the purpose of selling, leasing or otherwise disposing of any or all Collateral following an Event of Default.

            Section 3.6 Filing a Copy. A carbon, photographic, or other reproduction of this Agreement or of a financing statement signed by Borrower is sufficient as a financing statement.

                                   ARTICLE IV

                              CONDITIONS OF LENDING

            Section 4.1 Conditions Precedent to the Lender's Willingness to Consider Making Advances. The Lender's willingness to consider making an initial Advance hereunder shall be subject to the condition precedent that the Lender shall have received all of the following, each in form and substance satisfactory to the Lender:

            (a) This Agreement, properly executed by the Borrower.

            (b) The Note, properly executed by the Borrower.

            (c) A true and correct copy of any and all leases pursuant to which the Borrower is leasing the Premises, together with a landlord's disclaimer and consent with respect to each such lease.

            (d) The Collateral Account Agreement, properly executed by the Borrower and Norwest Bank Minnesota, National Association.

            (e) The Lockbox Agreement, properly executed by the Borrower and Norwest Bank Minnesota, National Association.

            (f) Current searches of appropriate filing offices showing that (i) no state or federal tax liens have been filed and remain in effect against the Borrower, (ii) no financing statements have been filed and remain in effect against the Borrower except those financing statements relating to Permitted Liens or to liens held by Persons who have agreed in writing that upon receipt of proceeds of the Advances, they will deliver UCC releases and/or terminations satisfactory to the Lender, and (iii) the

      Lender has duly filed all financing statements necessary to perfect the Security Interest, to the extent the Security Interest is capable of being perfected by filing.

            (g) A certificate of the Borrower's secretary or assistant secretary certifying as to (i) the resolutions of the Borrower's directors and if required, shareholders, authorizing the execution, delivery and performance of the Loan Documents, (ii) the Borrower's articles of incorporation and bylaws, and (iii) the signatures of the Borrower's officers or agents authorized to execute and deliver the Loan Documents and other instruments, agreements and certificates, including Advance requests, on the Borrower's behalf.

            (h) A current certificate issued by the Secretary of State of Minnesota, certifying that the Borrower is in compliance with all applicable organizational requirements of the State of Minnesota.

            (i) Evidence that the Borrower is duly licensed or qualified to transact business in all jurisdictions where the character of the property owned or leased or the nature of the business transacted by it makes such licensing or qualification necessary.

            (j) A certificate of one of the Borrower's officers confirming, in his personal capacity, the representations and warranties set forth in
      Article V and in the Disclosure.

            (k) The Support Agreement in favor of the Lender, properly executed by the Borrower's president in his personal capacity.

            (l) An opinion of counsel to the Borrower, addressed to the Lender.

            (m) Certificates of the insurance required hereunder, with all hazard insurance containing a lender's loss payable endorsement in the Lender's favor and with all liability insurance naming the Lender as an additional insured.

            (n) Payment of the fees and commissions due through the date of the initial Advance and expenses incurred by the Lender through such date and required to be paid by the Borrower under Section 8.4, including all legal expenses incurred through the date of this Agreement.

            (o) Such other documents as the Lender in its sole discretion may require.

            Section 4.2 Conditions Precedent to All Advances. The Lender will not consider any request for an Advance unless on such date:

            (a) the representations and warranties contained in Article V and the Disclosure are correct on and as of the date of such Advance as though made on and as of such date, except to the extent that such representations and warranties relate solely to an earlier date; and

            (b) no event has occurred and is continuing, or would result from such Advance which constitutes a Default or an Event of Default.

                                    ARTICLE V

                         REPRESENTATIONS AND WARRANTIES

            The Borrower represents and warrants to the Lender as follows:

            Section 5.1 Name; Locations; Tax ID No.; Subsidiaries. During its existence, the Borrower has done business solely under its corporate name as set forth herein and under such trade names and such other corporate names as disclosed to Lender in writing before this Agreement is signed and delivered. The address of Borrower's chief executive office and principal place of business and its federal tax identification number are set forth below its signature to this Agreement. All Inventory is located at that location or at one of the other locations disclosed to Lender in writing before this Agreement is signed and delivered. The Borrower has no subsidiaries except as disclosed to Lender in writing before this Agreement is signed and delivered.

            Section 5.2 Financial Condition; No Adverse Change. Before this Agreement was signed and delivered, the Borrower furnished the Lender certain of its unaudited financial statements certified by the Borrower. Those statements fairly present the Borrower's financial condition as of the dates indicated therein and the results of its operations for the periods then ended and were prepared in accordance with generally accepted accounting principles. Since the date of the most recent financial statements, there has been no material adverse change in the business, properties or condition (financial or otherwise) of the Borrower.

                                   ARTICLE VI

                            COVENANTS OF THE BORROWER

            So long as the Advances or any amount owing to Lender hereunder shall remain unpaid, the Borrower will comply with the requirements in this Article, unless the Lender shall otherwise consent in writing.

            Section 6.1 Reporting Requirements. The Borrower will deliver to the Lender each of the following in form and detail acceptable to the Lender:

            (a) as soon as available, and in any event within 90 days after the end of each fiscal year of the Borrower, the Borrower's audited financial statements prepared in accordance with GAAP by a firm chosen by the Borrower and acceptable to the Lender in its sole discretion; together with (i) copies of all management letters prepared by such accountants; (ii) a report signed by such accountants stating that in making the investigations necessary for said opinion they obtained no knowledge, except as specifically stated, of any Default or Event of Default hereunder and all relevant facts in reasonable detail to evidence, and the computations as to, whether or not the Borrower is in compliance with the requirements set forth in Sections 6.7, and 6.9; (iii) a certificate of the Borrower's chief financial officer stating that such financial statements have been prepared in accordance with GAAP, that they fairly present the Borrower's financial condition and the results of its operations, and whether or not such officer has knowledge of the occurrence of any Default or Event of Default hereunder and, if so, stating in reasonable detail the facts with respect thereto;

            (b) as soon as available and in any event within 20 days after the end of each month, an unaudited/internal balance sheet and statement of income and retained earnings of the Borrower as at the end of and for such month and for the year to date period then ended, prepared in accordance with GAAP, subject to year-end audit adjustments; and accompanied by a certificate of the Borrower's chief financial officer, substantially in the form of Exhibit B hereto stating (i) that such financial statements have been prepared in accordance with GAAP, subject to year-end audit adjustments and fairly represent the Borrower's financial condition and the results of its operations, (ii) whether or not such officer has knowledge of the occurrence of any Default or Event of Default hereunder not theretofore reported and remedied and, if so, stating in reasonable detail the facts with respect thereto, and (iii) all relevant facts in reasonable detail to evidence, and the computations as to, whether or not the Borrower is in compliance with the requirements set forth in Sections 6.7, and 6.9;

            (c) within 15 days after the end of each month or more frequently if the Lender so requires, agings of the Borrower's accounts receivable and its accounts payable, an inventory certification report and perpetual listing, and a calculation of the Borrower's Accounts, Eligible Accounts, Inventory and Eligible Inventory as at the end of such month or shorter time period;

            (d) as soon as available, a copy of the checking account statement of the Borrower as of the last day of each month from each bank with which Borrower maintains a checking account, such statements to be provided to the Lender directly by each such bank or by the Borrower with respect to a bank that is unwilling to send them to the Lender;

            (e) at least 30 days before the beginning of each fiscal year of the Borrower, the projected balance sheets and income statements for each month of such year, each in reasonable detail, representing the Borrower's good faith projections and certified by the Borrower's chief financial officer as being the most accurate projections available and identical to the projections used by the Borrower for internal planning purposes, together with such supporting schedules and information as the Lender may in its discretion require;

            (f) as soon as available and in any event within 3 days after they are due, copies of tax payments due and paid and written notice of any and all taxes due but not paid;

            (g) immediately after the commencement thereof, notice in writing of all litigation and of all proceedings before any governmental or regulatory agency affecting the Borrower concerning any environmental issue or which seek a monetary recovery against the Borrower in excess of $10,000;

            (h) as promptly as practicable (but in any event not later than five business days) after an officer of the Borrower obtains knowledge of the occurrence of any breach, default or event of default under any Security Document or any event which constitutes a Default or Event of Default hereunder, notice of such occurrence, together with a detailed statement by a responsible officer of the Borrower of the steps being taken by the Borrower to cure the effect of such breach, default or event;

            (i) as promptly as practicable, notice of any change in the persons constituting the Borrower's officers and directors;

            (j) from time to time, with reasonable promptness, any and all receivables schedules, collection reports, deposit records, equipment schedules, copies of invoices to account debtors, shipment documents and delivery receipts for goods sold, and such other material, reports, records or information as the Lender may request;

            (k) promptly upon knowledge thereof, notice of any loss of or material damage to any Collateral or other collateral covered by the Security Documents or of any substantial adverse change in any Collateral or such other collateral or the prospect of payment thereof;

            (l) promptly upon their distribution, copies of all financial statements, reports and proxy statements which the Borrower shall have sent to its stockholders; and

            (m) promptly after the sending or filing thereof, copies of all regular and periodic reports which the Borrower shall file with the Securities and Exchange Commission or any national securities exchange.

            Section 6.2 Inspection. Upon the Lender's request, the Borrower will permit any officer, employee, attorney, agent or accountant for the Lender to audit, review, make extracts from or copy any and all records of the Borrower and to inspect the Collateral at all times during ordinary business hours.

            Section 6.3 Account Verification. The Lender may at any time and from time to time send, or request the Borrower to send, requests for verification of Accounts or notices of assignment to account debtors and other obligors. The Borrower authorizes the Lender to verify Accounts as frequently as daily and the Borrower understands the Lender intends to do so by telephone and/or in writing.

            Section 6.4 No Other Liens. The Borrower will keep all Collateral free and clear of all security interests, liens and encumbrances except the Security Interest, purchase money security interests in equipment, and other security interests approved by the Lender in writing.

            Section 6.5 Insurance. The Borrower will at all times keep all tangible Collateral insured against risks of fire (including so-called extended coverage), theft, collision (for Collateral consisting of motor vehicles) and such other risks and in such amounts as the Lender may reasonably request, with a lender's loss payable clause in favor of Lender to the extent of its interest.

            Section 6.6 Performance by the Lender. If the Borrower at any time fails to perform or observe any of the foregoing covenants contained in this
Article VI or elsewhere herein, and if such failure shall continue for a period of five calendar days after the Lender gives the Borrower written notice thereof, the Lender may, but need not, perform or observe such covenant on behalf and in the name, place and stead of the Borrower (or, at the Lender's option, in the Lender's name) and may take any and all other actions which the Lender may reasonably deem necessary to cure or correct such failure and the Borrower shall thereupon pay to the Lender on demand the amount of all monies expended and all costs and expenses (including reasonable attorneys' fees and legal expenses) incurred by the Lender in connection therewith, together with interest thereon from the date expended or incurred at the Default Rate. To facilitate the Lender's performance or observance of such covenants of the Borrower, the Borrower hereby irrevocably appoints the Lender, or the Lender's delegate, acting alone, as the Borrower's attorney in fact (which appointment is coupled with an interest) with the right (but not the duty) from time to time to create, prepare, complete, execute, deliver, endorse or file in the name and on behalf of the Borrower any and all instruments, documents, assignments, security agreements, financing statements, applications for insurance and other agreements and writings required to be obtained, executed, delivered or endorsed by the Borrower under this Section 6.6.

            Section 6.7 Minimum Book Net Worth. The Borrower will maintain, as of each month end described below, its Book Net Worth at an amount not less than the amount set forth opposite such month end:

            ---------------------------- -------------------------------

                    Month Ending              Minimum Book Net Worth
            ---------------------------- -------------------------------
                  October 31, 1998                 $3,225,000
            ---------------------------- -------------------------------
                  November 30, 1998                $2,925,000
            ---------------------------- -------------------------------
                  December 31, 1998                $2,925,000
            ---------------------------- -------------------------------
                  January 31, 1999                 $2,650,000
            ---------------------------- -------------------------------
                  February 28, 1999                $2,575,000
            ---------------------------- -------------------------------
                   March 31, 1999                  $2,925,000
            ---------------------------- -------------------------------
                   April 30, 1999                  $2,625,000
            ---------------------------- -------------------------------
                    May 31, 1999                   $2,625,000
            ---------------------------- -------------------------------
                    June 30, 1999                  $2,975,000
            ---------------------------- -------------------------------
                    July 31, 1999                  $2,750,000
            ---------------------------- -------------------------------
                   August 31, 1999                 $2,875,000
            ---------------------------- -------------------------------
                 September 30, 1999                $3,375,000
            ---------------------------- -------------------------------

            Section 6.8 New Covenants. On or before August 31, 1999, the Borrower and the Lender shall agree on new covenant levels for Section 6.7 for periods after such date. The new covenant levels will be based on the Borrower's projections for such periods and shall be no less stringent than the present levels.

            Section 6.9 Capital Expenditures. The Borrower will not incur or contract to incur Capital Expenditures of more than $3,000,000 in the aggregate during any fiscal year.

            Section 6.10 No Sale or Transfer of Collateral and Other Assets. The Borrower will not sell, lease, assign, transfer or otherwise dispose of (i) the stock of any subsidiary, (ii) all or a substantial part of its assets, or (iii) any Collateral or any interest therein (whether in one transaction or in a series of transactions) to anyone other than the sale of Inventory in the ordinary course of business.

            Section 6.11 Place of Business; Name. The Borrower will not change the location of its chief executive office or principal place of business from that disclosed pursuant to Section 5.1. The Borrower will not permit any tangible Collateral to be located in any state or area in which, in the event of such location, a financing statement covering such Collateral would be required to be, but has not in fact been, filed in order to perfect the Security Interest. The Borrower will not change its name.

                                   ARTICLE VII

                     EVENTS OF DEFAULT, RIGHTS AND REMEDIES

            Section 7.1 Events of Default. An "Event of Default" as used herein shall mean any of the following:

            (a) Failure to pay the Note when demanded, and in this connection Borrower hereby waives presentment, notice of dishonor and protest;

            (b) A petition shall be filed by or against the Borrower under the United States Bankruptcy Code naming the Borrower as debtor;

            (c) A default under any bond, debenture, note or other evidence of indebtedness of the Borrower owed to any Person other than the Lender, or under any indenture or other instrument under which any such evidence of indebtedness has been issued or by which it is governed, or under any lease of any of the Premises, and the expiration of the applicable period of grace, if any, specified in such evidence of indebtedness, indenture, other instrument or lease;

            (d) Default in the performance, or breach, of any covenant or agreement of the Borrower contained in any Loan Document.

            Section 7.2 Rights and Remedies. As provided in Section 2.5, the Lender may, at any time and for any reason, refuse to make any requested Advance or demand payment of the Obligations. In addition, upon the occurrence of an Event of Default or at any time thereafter, the Lender may exercise any or all of the following rights and remedies:

            (a) The Lender may exercise and enforce any and all rights and remedies available upon default to a secured party under the UCC, including the right to take possession of Collateral, or any evidence thereof, proceeding without judicial process or by judicial process (without a prior hearing or notice thereof, which the Borrower hereby expressly waives) and the right to sell, lease or otherwise dispose of any or all of the Collateral, and in connection therewith, the Borrower will on demand assemble the Collateral and make it available to the Lender at a place to be designated by the Lender which is reasonably convenient to both parties;

            (b) The Lender may exercise any other rights and remedies available to it by law or agreement.

The remedies provided hereunder are cumulative.

            Section 7.3 Certain Notices. If notice to the Borrower of any intended disposition of Collateral or any other intended action is required by law in a particular instance, such notice shall be deemed commercially reasonable if given (in the manner specified in Section 8.3) at least 10 calendar days before the date of intended disposition or other action.

                                  ARTICLE VIII

                                  MISCELLANEOUS

            Section 8.1 No Waiver; Cumulative Remedies. No failure or delay by the Lender in exercising any right, power or remedy under the Loan Documents shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy under the Loan Documents. The remedies provided in the Loan Documents are cumulative and not exclusive of any remedies provided by law.

            Section 8.2 Amendments, Etc. No amendment, modification, termination or waiver of any provision of any Loan Document or consent to any departure by the Borrower therefrom or any release of a Security Interest shall be effective unless the same shall be in writing and signed by the Lender, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No notice to or demand on the Borrower in any case shall entitle the Borrower to any other or further notice or demand in similar or other circumstances.

            Section 8.3 Addresses for Notices, Etc. Except as otherwise expressly provided herein, all notices, requests, demands and other communications provided for hereunder shall be in writing and shall be (i) personally delivered, or (ii) sent by first class United States mail, or (iii) sent by overnight courier of national reputation, or (iv) transmitted by telecopy, in each case addressed or telecopied to the party to whom notice is being given at its address or telecopy number as set forth below its signature to this Agreement.

            Section 8.4 Costs and Expenses. The Borrower agrees to pay on demand all costs and expenses (including reasonable legal fees) incurred by the Lender in connection with the Loan Documents and any other document or agreement related thereto, and the transactions contemplated hereby, including wire transfer and ACH charges, the cost of credit reports, overadvance fees, and fees and expenses in amending and enforcing this Agreement.

            Section 8.5 Indemnity. In addition to the payment of expenses pursuant to Section 8.4, the Borrower agrees to indemnify, defend and hold harmless the Lender, and any of its participants, parent corporations, subsidiary corporations, affiliated corporations, successor corporations, and all present and future officers, directors, employees, attorneys and agents of the foregoing (the "Indemnitees") from and against any of the following (collectively, "Indemnified Liabilities"):

            (i) any and all transfer taxes, documentary taxes, assessments or charges made by any governmental authority by reason of the execution and delivery of this Agreement and the other Loan Documents or the making of the Advances;

            (ii) any and all liabilities, losses, damages, penalties, judgments, suits, claims, costs and expenses of any kind or nature whatsoever (including, without limitation, the reasonable fees and disbursements of counsel) in connection with any investigative, administrative or judicial proceedings, whether or not such Indemnitee shall be designated a party thereto, which may be imposed on, incurred by or asserted against any such Indemnitee, in any manner related to or arising out of or in connection with the making of the Advances, this Agreement and the other Loan Documents or the use or intended use of the proceeds of the Advances; and

            (iii) any claim, loss or damage to which any Indemnitee may be subjected as a result of any violation of any federal, state, local or other governmental statute, regulation, law, or ordinance dealing with the protection of human health and the environment.

If any investigative, judicial or administrative proceeding arising from any of the foregoing is brought against any Indemnitee, then the Borrower or counsel designated by the Borrower and satisfactory to the Indemnitee, will resist and defend such action, suit or proceeding to the extent and in the manner directed by the Indemnitee. Each Indemnitee will use its best efforts to cooperate in the defense of any such action, suit or proceeding. If the foregoing undertaking to indemnify, defend and hold harmless may be held to be unenforceable because it violates any law or public policy, the Borrower shall nevertheless make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law. The Borrower's obligation under this Section 8.5 shall survive the termination of this Agreement and the discharge of the Borrower's other obligations hereunder.

            Section 8.6 Binding Effect; Assignment; Counterparts; Exchanging Information. The Loan Documents shall be binding upon and inure to the benefit of the Borrower and the Lender and their respective successors and assigns, except that the Borrower shall not have the right to assign its rights thereunder or any interest therein without the prior written consent of the Lender. This Agreement and other Loan Documents may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument. Without limiting the Lender's right to share information regarding the Borrower and its Affiliates with the Lender's participants, accountants, lawyers and other advisors, the Lender, Norwest Corporation, and all direct and indirect subsidiaries of Norwest Corporation, may exchange any and all information they may have in their possession regarding the Borrower and its Affiliates, and the Borrower waives any right of confidentiality it may have with respect to such exchange of such information.

            Section 8.7 Further Documents. The Borrower will from time to time execute and deliver or endorse any and all instruments, documents, conveyances, assignments, security agreements, financing statements and other agreements and writings that the Lender may reasonably request in order to secure, protect, perfect or enforce the Security Interest or the Lender's rights under the Loan Documents (but any failure to request or assure that the Borrower executes, delivers or endorses any such item shall not affect or impair the validity, sufficiency or enforceability of the Loan Documents and the Security Interest, regardless of whether any such item was or was not executed, delivered or endorsed in a similar context or on a prior occasion).

            Section 8.8 Governing Law; Jurisdiction, Venue; Waiver of Jury Trial. This Agreement and the Note shall be governed by and construed in accordance with the laws (other than conflict laws) of the State of Minnesota. Each party consents to the personal jurisdiction of the state and federal courts located in the State of v in connection with any controversy related to this Agreement, waives any argument that venue in any such forum is not convenient and agrees that any litigation initiated by any of them in connection with this Agreement shall be venued in either the District Court of Hennepin County, Minnesota, or the United States District Court, District of Minnesota, Fourth Division. THE PARTIES WAIVE ANY RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED ON OR PERTAINING TO THIS AGREEMENT.

            IN WITNESS WHEREOF, the parties hereto have signed this Agreement as of the date first above written.

NORWEST BUSINESS CREDIT, INC.            XATA CORPORATION


By /s/ Roger Pfiffner                    By /s/ Dennis R. Johnson
  ----------------------------------        ------------------------------------
  Roger Pfiffner                            Dennis R. Johnson
  Its Vice President                        Its President and Chief Executive
                                                Officer

Address:                                 Address:

Roanoke Building, Suite 400              151 East Cliff Road, Ste 10
Seventh Street and Marquette Avenue      Burnsville, Minnesota 55337
Minneapolis, Minnesota 55479-0152        Telecopy No. 612-894-2463
Telecopy No. 612-341-2472

Federal Tax ID No. 41-1237652            Federal Tax I.D. No. 41-1641815

                                      Exhibit A to Credit and Security Agreement

                                 REVOLVING NOTE

$1,500,000                                                Minneapolis, Minnesota
                                                                October 23, 1998

            For value received, the undersigned, XATA CORPORATION, a Minnesota corporation (the "Borrower"), hereby promises to pay ON DEMAND to the order of NORWEST BUSINESS CREDIT, INC., a Minnesota corporation (the "Lender"), at its main office in Minneapolis, Minnesota, or at any other place designated at any time by the holder hereof, in lawful money of the United States of America and in immediately available funds, the principal sum of One Million Five Hundred Thousand Dollars and No Cents ($1,500,000) or, if less, the aggregate unpaid principal amount of all Advances made by the Lender to the Borrower under the Credit and Security Agreement of even date herewith by and between the Lender and the Borrower (as the same may hereafter be amended, supplemented or restated from time to time, the "Credit Agreement") together with interest on the principal amount hereunder remaining unpaid from time to time (computed on the basis of actual days elapsed in a 360-day year) from the date of the initial Advance until this Note is fully paid at the rate from time to time in effect under the Credit Agreement.

            This Note is the Revolving Note as defined in the Credit Agreement and is subject to the Credit Agreement.

                                    XATA CORPORATION



                                    By
                                       -----------------------------------------
                                       Dennis R. Johnson
                                       Its President and Chief Executive Officer

                                      Exhibit B to Credit and Security Agreement

                             COMPLIANCE CERTIFICATE

To:         Michael Guillou
            Norwest Business Credit, Inc.

Date:       __________________, 199___

Subject:    XATA Corporation

            Financial Statements

            In accordance with our Credit and Security Agreement dated as of October 23, 1998 (the "Credit Agreement"), attached are the financial statements of XATA Corporation (the "Borrower") as of and for ________________, 19___ (the "Reporting Date") and the year-to-date period then ended (the "Current Financials"). All terms used in this certificate have the meanings given in the Credit Agreement.

            I certify that the Current Financials have been prepared in accordance with GAAP, subject to year-end audit adjustments, and fairly present the Borrower's financial condition as of the date thereof.

            Events of Default. (Check one):

      |_| The undersigned does not have knowledge of the occurrence of a Default or Event of Default under the Credit Agreement.

      |_| The undersigned has knowledge of the occurrence of a Default or Event of Default under the Credit Agreement and attached hereto is a statement of the facts with respect to thereto.

            Financial Covenants. I further hereby certify as follows:

            1. Minimum Book Net Worth. Pursuant to Section 6.7 of the Credit Agreement, as of the Reporting Date, the Borrower's Book Net Worth was $____________ which |_| satisfies |_| does not satisfy the requirement that such amount be not less than $_____________ on the Reporting Date as set forth in the table below:

            ---------------------------- -------------------------------

                    Month Ending              Minimum Book Net Worth
            ---------------------------- -------------------------------
                  October 31, 1998                 $3,225,000
            ---------------------------- -------------------------------
                  November 30, 1998                $2,925,000
            ---------------------------- -------------------------------
                  December 31, 1998                $2,925,000
            ---------------------------- -------------------------------
                  January 31, 1999                 $2,650,000
            ---------------------------- -------------------------------
                  February 28, 1999                $2,575,000
            ---------------------------- -------------------------------
                   March 31, 1999                  $2,925,000
            ---------------------------- -------------------------------
                   April 30, 1999                  $2,625,000
            ---------------------------- -------------------------------
                    May 31, 1999                   $2,625,000
            ---------------------------- -------------------------------
                    June 30, 1999                  $2,975,000
            ---------------------------- -------------------------------
                    July 31, 1999                  $2,750,000
            ---------------------------- -------------------------------
                   August 31, 1999                 $2,875,000
            ---------------------------- -------------------------------
                 September 30, 1999                $3,375,000
            ---------------------------- -------------------------------

            2. Capital Expenditures. Pursuant to Section 6.9 of the Credit Agreement, for the year-to-date period ending on the Reporting Date, the Borrower has expended or contracted to expend during the _____________ year ended ______________, 199___, for Capital Expenditures, $__________________ in the aggregate, which |_| satisfies |_| does not satisfy the requirement that such expenditures not exceed $3,000,000 in the aggregate during such year.

            Attached hereto are all relevant facts in reasonable detail to evidence, and the computations of the financial covenants referred to above. These computations were made in accordance with GAAP.

                                       XATA CORPORATION



                                       By
                                          --------------------------------------

                                         Its Chief Financial Officer


                                      B-2


                FIRST AMENDMENT TO CREDIT AND SECURITY AGREEMENT


                  This Amendment, dated as of November 30, 1998, is made by and between XATA CORPORATION, a Minnesota corporation ("the Borrower") and NORWEST BUSINESS CREDIT, INC., a Minnesota corporation (the "Lender").

                                    Recitals

                  The Borrower and the Lender have entered into a Credit and Security Agreement dated as of October 23, 1998 (the "Credit Agreement"). Capitalized terms used in these recitals have the meanings given to them in the Credit Agreement unless otherwise specified.

                  The Borrower has requested that the Lender increase the Maximum Line to $2,000,000. The Lender is willing to grant the Borrower's requests pursuant to the terms and conditions set forth herein.

                  NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements herein contained, it is agreed as follows:

                  1. Defined Terms. Capitalized terms used in this Amendment which are defined in the Credit Agreement shall have the same meanings as defined therein, unless otherwise defined herein. In addition, Section 1.1 of the Credit Agreement is amended by adding or amending, as the case may be, the following definitions:

                  "First Amendment" means the First Amendment to Credit and Security Agreement by and between the Borrower and the Lender, dated as of November 30, 1998."

                  "Maximum Line" means $2,000,000."

                  "Revolving Note" means the Borrower's revolving promissory note, payable to the order of the Lender in substantially the form of Exhibit A to the First Amendment and any note or notes issued in substitution therefor, as the same may hereafter be amended, supplemented or restated from time to time."

                  2. No Other Changes. Except as explicitly amended by this Amendment, all of the terms and conditions of the Credit Agreement shall remain in full force and effect and shall apply to any advance or letter of credit thereunder.

                  3. Conditions Precedent. This Amendment shall be effective when the Lender shall have received an executed original hereof, together with each of the following, each in substance and form acceptable to the Lender in its sole discretion:

                  (a) The Note, substantially in the form of Exhibit A hereto, duly executed on behalf of the Borrower (the "Replacement Note").

                  (b) A Certificate of the Secretary of the Borrower certifying as to (i) the resolutions of the board of directors of the Borrower approving the execution and delivery of this Amendment, (ii) the fact that the articles of incorporation and bylaws of the Borrower, which were certified and delivered to the Lender pursuant to its Certificate of Authority dated as of October 23, 1998 continue in full force and effect and have not been amended or otherwise modified except as set forth in the Certificate to be delivered, and (iii) certifying that the officers and agents of the Borrower who have been certified to the Lender, pursuant to the Certificate of Authority dated as of October 23, 1998, as being authorized to sign and to act on behalf of the Borrower continue to be so authorized or setting forth the sample signatures of each of the officers and agents of the Borrower authorized to execute and deliver this Amendment and all other documents, agreements and certificates on behalf of the Borrower.

                  (c) Such other matters as the Lender may require.

                  4. Representations and Warranties. The Borrower hereby represents and warrants to the Lender as follows:

                  (a) The Borrower has all requisite power and authority to execute this Amendment and the Replacement Note and to perform all of its obligations hereunder, and this Amendment and the Replacement Note have been duly executed and delivered by the Borrower and constitute the legal, valid and binding obligation of the Borrower, enforceable in accordance with their terms.

                  (b) The execution, delivery and performance by the Borrower of this Amendment and the Replacement Note have been duly authorized by all necessary corporate action and do not (i) require any authorization, consent or approval by any governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, (ii) violate any provision of any law, rule or regulation or of any order, writ, injunction or decree presently in effect, having applicability to the Borrower, or the articles of incorporation or by-laws of the Borrower, or (iii) result in a breach of or constitute a default under any indenture or loan or credit agreement or any other agreement, lease or instrument to which the Borrower is a party or by which it or its properties may be bound or affected.

                  (c) All of the representations and warranties contained in
         Article V of the Credit Agreement are correct on and as of the date hereof as though made on and as of such date, except to the extent that such representations and warranties relate solely to an earlier date.

5. References. All references in the Credit Agreement to "this Agreement" shall be deemed to refer to the Credit Agreement as amended hereby; and any and all references in the Security Documents to the Credit Agreement shall be deemed to refer to the Credit Agreement as amended hereby.

                  6. No Waiver. The execution of this Amendment and the Replacement Note and acceptance of any documents related hereto shall not be deemed to be a waiver of any Default or Event of Default under the Credit Agreement or breach, default or event of default under any Security Document or other document held by the Lender, whether or not known to the Lender and whether or not existing on the date of this Amendment.

                  7. Release. The Borrower hereby absolutely and unconditionally releases and forever discharges the Lender, and any and all participants, parent corporations, subsidiary corporations, affiliated corporations, insurers, indemnitors, successors and assigns thereof, together with all of the present and former directors, officers, agents and employees of any of the foregoing, from any and all claims, demands or causes of action of any kind, nature or description, whether arising in law or equity or upon contract or tort or under any state or federal law or otherwise, which the Borrower has had, now has or has made claim to have against any such person for or by reason of any act, omission, matter, cause or thing whatsoever arising from the beginning of time to and including the date of this Amendment, whether such claims, demands and causes of action are matured or unmatured or known or unknown.

                  8. Costs and Expenses. The Borrower hereby reaffirms its agreement under the Credit Agreement to pay or reimburse the Lender on demand for all costs and expenses incurred by the Lender in connection with the Credit Agreement, the Security Documents and all other documents contemplated thereby, including without limitation all reasonable fees and disbursements of legal counsel. Without limiting the generality of the foregoing, the Borrower specifically agrees to pay all fees and disbursements of counsel to the Lender for the services performed by such counsel in connection with the preparation of this Amendment and the documents and instruments incidental hereto. The Borrower hereby agrees that the Lender may, at any time or from time to time in its sole discretion and without further authorization by the Borrower, make an Advance under the Credit Agreement, or apply the proceeds of any Advance, for the purpose of paying any such fees, disbursements, costs and expenses.

                  9. Miscellaneous. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and all of which counterparts, taken together, shall constitute one and the same instrument.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above.


NORWEST BUSINESS CREDIT, INC.               XATA CORPORATION



By__________________________________        By _______________________________
     Roger Pfiffner                              Dennis R. Johnson
     Its Vice President                          Its President and Chief
                                                  Executive Officer

                                                    Exhibit A to First Amendment
                                                to Credit and Security Agreement

                                 REVOLVING NOTE
$2,000,000                                                Minneapolis, Minnesota
                                                               November 30, 1998

                  For value received, the undersigned, XATA CORPORATION, a Minnesota corporation (the "Borrower"), hereby promises to pay ON DEMAND to the order of NORWEST BUSINESS CREDIT, INC., a Minnesota corporation (the "Lender"), at its main office in Minneapolis, Minnesota, or at any other place designated at any time by the holder hereof, in lawful money of the United States of America and in immediately available funds, the principal sum of Two Million Dollars and No Cents ($2,000,000) or, if less, the aggregate unpaid principal amount of all Advances made by the Lender to the Borrower under the Credit and Security Agreement dated as of October 23, 1998 by and between the Lender and the Borrower as amended by a First Amendment to Credit and Security Agreement dated as of November 30, 1998 (as the same may hereafter be amended, supplemented or restated from time to time, the "Credit Agreement") together with interest on the principal amount hereunder remaining unpaid from time to time (computed on the basis of actual days elapsed in a 360-day year) from the date of the initial Advance until this Note is fully paid at the rate from time to time in effect under the Credit Agreement.

                  To the extent this Note evidences the Borrower's obligation to pay existing Revolving Advances, this Note is issued in substitution for and replacement of but not in payment of the Borrower's promissory note dated as of October 23,1 998.

                  This Note is the Revolving Note as defined in the Credit Agreement and is subject to the Credit Agreement.



                         XATA CORPORATION



                         By _______________________________
                              Dennis R. Johnson
                              Its President and Chief Executive Officer

                SECOND AMENDMENT TO CREDIT AND SECURITY AGREEMENT

                  This Amendment, dated as of January 8, is made by and between XATA CORPORATION, a Minnesota corporation (the "Borrower"), and NORWEST BUSINESS CREDIT, INC., a Minnesota corporation (the "Lender").

                                    Recitals

                  The Borrower and the Lender have entered into a Credit and Security Agreement dated as of October 23, 1998, as amended by a First Amendment to Credit and Security Agreement dated as of November 30, 1998 (as so amended, the "Credit Agreement"). Capitalized terms used in these recitals have the meanings given to them in the Credit Agreement unless otherwise specified.

                  The Borrower has requested that certain amendments be made to the Credit Agreement, which the Lender is willing to make pursuant to the terms and conditions set forth herein.

                  NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements herein contained, it is agreed as follows:

                  1. Defined Terms. Capitalized terms used in this Amendment which are defined in the Credit Agreement shall have the same meanings as defined therein, unless otherwise defined herein. In addition, Section 1.1 of the Credit Agreement is amended by amending the following definition:

                  Clause (vi) of the definition of "Eligible Accounts" is hereby amended to read:

                                    "(vi) Accounts owed by an account debtor
                           located outside the United States which are not backed by a bank letter of credit assigned to the Lender, in the possession of the Lender and acceptable to the Lender in all respects, in its sole discretion; provided however, that Accounts owed by Canadian account debtors can be Eligible Accounts if not otherwise ineligible;"

                  2. Minimum Book Net Worth. Section 6.7 of the Credit Agreement is hereby amended to read as follows:

                  "Section 6.7 Minimum Book Net Worth. The Borrower will maintain, as of each month end described below, its Book Net Worth at an amount not less than the amount set forth opposite such month end:

---------------------------------------- -------------------------------------

             Month Ending                       Minimum Book Net Worth
---------------------------------------- -------------------------------------
---------------------------------------- -------------------------------------
           October 31, 1998                           $2,325,000
---------------------------------------- -------------------------------------
---------------------------------------- -------------------------------------
           November 30, 1998                          $2,025,000
---------------------------------------- -------------------------------------
---------------------------------------- -------------------------------------
           December 31, 1998                          $2,025,000
---------------------------------------- -------------------------------------
---------------------------------------- -------------------------------------
           January 31, 1999                           $1,750,000
---------------------------------------- -------------------------------------
---------------------------------------- -------------------------------------
           February 28, 1999                          $1,650,000
---------------------------------------- -------------------------------------
---------------------------------------- -------------------------------------
            March 31, 1999                            $2,025,000
---------------------------------------- -------------------------------------
---------------------------------------- -------------------------------------
            April 30, 1999                            $1,725,000
---------------------------------------- -------------------------------------
---------------------------------------- -------------------------------------
             May 31, 1999                             $1,725,000
---------------------------------------- -------------------------------------
---------------------------------------- -------------------------------------
             June 30, 1999                            $2,075,000
---------------------------------------- -------------------------------------
---------------------------------------- -------------------------------------
             July 31, 1999                            $1,850,000
---------------------------------------- -------------------------------------
---------------------------------------- -------------------------------------
            August 31, 1999                           $1,975,000
---------------------------------------- -------------------------------------
---------------------------------------- -------------------------------------
          September 30, 1999                          $2,475,000
---------------------------------------- -------------------------------------

                  3. No Other Changes. Except as explicitly amended by this Amendment, all of the terms and conditions of the Credit Agreement shall remain in full force and effect and shall apply to any advance or letter of credit thereunder.

                  4. Conditions Precedent. This Amendment shall be effective when the Lender shall have received an executed original hereof.

                  5. Representations and Warranties. The Borrower hereby represents and warrants to the Lender as follows:

                  (a) The Borrower has all requisite power and authority to execute this Amendment and to perform all of its obligations hereunder, and this Amendment has been duly executed and delivered by the Borrower and constitutes the legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms.

                  (b) The execution, delivery and performance by the Borrower of this Amendment have been duly authorized by all necessary corporate action and do not (i) require any authorization, consent or approval by any governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, (ii) violate any provision of any law, rule or regulation or of any order, writ, injunction or decree presently in effect, having applicability to the Borrower, or the articles of incorporation or by-laws of the Borrower, or (iii) result in a breach of or constitute a default under any indenture or loan or credit agreement or any other agreement, lease or instrument to which the Borrower is a party or by which it or its properties may be bound or affected.

                  (c) All of the representations and warranties contained in
         Article V of the Credit Agreement are correct on and as of the date hereof as though made on and as of such date, except to the extent that such representations and warranties relate solely to an earlier date.

                  6. References. All references in the Credit Agreement to "this Agreement" shall be deemed to refer to the Credit Agreement as amended hereby; and any and all references in the Security Documents to the Credit Agreement shall be deemed to refer to the Credit Agreement as amended hereby.

                  7. No Waiver. The execution of this Amendment and acceptance of any documents related hereto shall not be deemed to be a waiver of any Default or Event of Default under the Credit Agreement or breach, default or event of default under any Security Document or other document held by the Lender, whether or not known to the Lender and whether or not existing on the date of this Amendment.

                  8. Release. The Borrower hereby absolutely and unconditionally releases and forever discharges the Lender, and any and all participants, parent corporations, subsidiary corporations, affiliated corporations, insurers, indemnitors, successors and assigns thereof, together with all of the present and former directors, officers, agents and employees of any of the foregoing, from any and all claims, demands or causes of action of any kind, nature or description, whether arising in law or equity or upon contract or tort or under any state or federal law or otherwise, which the Borrower has had, now has or has made claim to have against any such person for or by reason of any act, omission, matter, cause or thing whatsoever arising from the beginning of time to and including the date of this Amendment, whether such claims, demands and causes of action are matured or unmatured or known or unknown.

                  9. Costs and Expenses. The Borrower hereby reaffirms its agreement under the Credit Agreement to pay or reimburse the Lender on demand for all costs and expenses incurred by the Lender in connection with the Credit Agreement, the Security Documents and all other documents contemplated thereby, including without limitation all reasonable fees and disbursements of legal counsel. Without limiting the generality of the foregoing, the Borrower specifically agrees to pay all fees and disbursements of counsel to the Lender for the services performed by such counsel in connection with the preparation of this Amendment and the documents and instruments incidental hereto. The Borrower hereby agrees that the Lender may, at any time or from time to time in its sole discretion and without further authorization by the Borrower, make a loan to the Borrower under the Credit Agreement, or apply the proceeds of any loan, for the purpose of paying any such fees, disbursements, costs and expenses.

                  10. Miscellaneous. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and all of which counterparts, taken together, shall constitute one and the same instrument.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above.

NORWEST BUSINESS CREDIT, INC.            XATA CORPORATION

                                         By _______________________________
                                              Dennis R. Johnson
By _________________________________          Its President and Chief
     Roger Pfiffner                               Executive Officer
     Its Vice President